EXHIBIT 10-a-2


  ACE HARDWARE CORPORATION INTERNATIONAL RETAIL MERCHANT AGREEMENT

This Agreement is made and entered into by and between ACE HARDWARE CORPORATION, a Delaware corporation, having its general offices at 2200 Kensington Court, Oak Brook, Illinois 60521,60523, U.S.A. (hereinafter referred to as "Company"), and:
___________________________________________________________________
                  [Corporate or Partnership Name]
an independent merchant having its general offices at:
___________________________________________________________________
                [Corporate or Partnership Address]
(hereinafter referred to as "International Retail Merchant") which operates a retail business outside the United States of America, its territories or possessions, at the location(s) set forth in the attached Exhibit A;

                           WITNESSETH:

In consideration of the respective undertakings and covenants herein contained, Company and International Retail Merchant agree as follows:

1. Concurrently with the submission of this Agreement for acceptance by Company, International Retail Merchant shall include payment to Company in the amount of U.S. $5,000.00 as an application processing fee for each retail business location set forth on Exhibit A. Upon acceptance of this Agreement by Company, the said fee becomes non-refundable. If Company elects not to accept this Agreement, then the said fee will be refunded to International Retail Merchant.

2. As of the date of acceptance by Company hereof, Company grants to International Retail Merchant, upon and subject to the terms and conditions set forth herein, the right to purchase from Company for resale at retail only from International Retail Merchant retail location(s) set forth on Exhibit A, such merchandise as Company regularly offers for sale, including merchandise under private labels containing the name "ACE" or "ACE"Ace" or "Ace Hardware". The minimum volume of merchandise that must be purchased by International Retail Merchant from Company hereunder shall be U.S. $200,000.00, exclusive of all handling charges, per year, based upon the anniversary date of this Agreement.

3. All amounts becoming payable by International Retail Merchant pursuant to Company's billing statements shall be payable in United States currency.

4. International Retail Merchant shall not be required to pay to Company any charges or assessments for any national advertising program sponsored or established by Company for advertising in the United States of America, its territories or possessions.

5. The price of merchandise sold to International Retail Merchant hereunder shall be the regular dealer cost of such merchandise, plus the regular dealer handling charge then in effect (hereinafter the "Subtotal"), plus any International Retail Merchant handling charge in effect from time to time.the amount of three per cent (3%) of the Subtotal. It is mutually understood and agreed that the regular dealer cost of merchandise and the regular dealer handling charge may be changed by Company at any time during the term hereof, but the International Retail Merchant handling charge set forth herein may be changed by Company only upon sixty (60) days advance written notice to International Retail Merchant.

6. International Retail Merchant agrees to pay all amounts shown as currently due on Company's billing statements for purchases of merchandise, supplies and services made by International Retail Merchant with such promptness as shall enable Company to receive payment no later than the 10th day following the date of the statement (it being understood that all invoices for merchandise purchased on extended payment terms become currently due when other items billed are not paid when due), and pay a service charge per bi-weekly billing statement on any past due balance in such amount as Company may, from time to time, impose on its dealers generally.

7. International Retail Merchant shall provide Company with a standby irrevocable letter of credit, issued or confirmed by a United States bank approved by Company, or with such other instruments or collateral as Company shall deem to be appropriate in order to secure the prompt payment of the indebtedness to it incurred by International Retail Merchant from time to time.

8. All orders for merchandise, supplies and services placed by International Retail Merchant shall be subject to acceptance or nonacceptance by Company at its corporate headquarters, now located in Oak Brook, Illinois, U.S.A. Company shall cause all items ordered by International Retail Merchant to be shipped to International Retail Merchant's designated receiving terminal in the United States for shipment by International Retail Merchant only to International Retail Merchant location listed hereinabove. Title to all such merchandise and supplies shipped to International Retail Merchant shall pass to International Retail Merchant upon delivery to such receiving terminal. International Retail Merchant shall be responsible for and agrees to pay to Company all costs and charges related to the delivery of such items to said terminal.

9. International Retail Merchant shall be solely responsible for and shall pay when due all import or export permit fees, customs duties and taxes of any nature imposed upon the sales made by Company to International Retail Merchant by the United States Government or the government of the Country in which International Retail Merchant's place of business is located. International Retail Merchant shall fully indemnify Company for the amount of any such fees, duties and taxes, together with any interest or penalties thereon, which Company may be required to pay as a result of International Retail Merchant's failure to do so.

10. At its sole discretion and notwithstanding the provisions of Paragraph 2 above, Company may limit, or restrict the quantities or types of merchandise sold to International Retail Merchant hereunder.

11. International Retail Merchant's rights hereunder shall be non-exclusive, and Company reserves the right to sell in International Retail Merchant's Country and elsewhere such products as Company may, in its sole discretion, elect to sell, either directly or through any other distributors or dealers selected or appointed at any time by Company. International Retail Merchant shall not be entitled to any compensation from Company by reason of, or with respect to sales made directly by Company or through any other distributor or dealer of Company.

12. Nothing herein shall be deemed in any way to limit the right of International Retail Merchant to determine the prices or terms at which products purchased through Company shall be resold by International Retail Merchant. It is expressly understood that International Retail Merchant may resell such products at any prices determined by International Retail Merchant, whether greater or lesser than any prices listed or suggested by Company.

13. International Retail Merchant hereby agrees to comply with any and all laws, regulations and governmental orders of the United States of America, the several States, or the Country in which International Retail Merchant's business is located, which may be applicable to the sale and distribution of the products purchased by International Retail Merchant from Company, or to the conduct of International Retail Merchant's business operations, as the case may be. International Retail Merchant agrees to order only such merchandise as may lawfully be resold without alterations in labeling or otherwise in the Country in which International Retail Merchant's business is located, and agrees to indemnify Company and hold it harmless from and against any and all claims, suits, proceedings, demands, actions, judgments, orders, fines or penalties arising in connection with the actual or alleged failure of such merchandise to comply with any laws, regulations or governmental requirements applicable to the sale or resale thereof.

14. Company shall supply International Retail Merchant with such quantities of sales aids as Company, in its sole discretion, deems necessary or desirable. All such sales aids shall be in the English language. All copyrights which may be issued or applied for with respect to such sales aids, or any translations thereof, shall be issued or applied for in the name of Company, and shall be the sole property of Company.



15. International Retail Merchant shall not have authority to represent Company in International Retail Merchant's Country or elsewhere as an agent, nor to bind Company to any contract, representation, understanding, act or deed concerning Company or any products sold by it. Neither the making of this Agreement, nor the performance of any part of the provisions hereof shall be construed to constitute International Retail Merchant as an agent or representative of Company for any purpose, nor shall this Agreement be deemed to establish a joint venture or partnership between the parties. All sales of merchandise by International Retail Merchant shall be for its own account, it being understood that International Retail Merchant is an independent business reselling products which are purchased from Company.

16. International Retail Merchant agrees to return no merchandise to Company without the written consent of Company first being obtained.

17. (a) Company hereby grants International Retail Merchant a non-exclusive, royalty-free license to use the service marks "ACE" and "ACE HARDWARE""Ace" and "Ace Hardware" (hereinafter "the Mark") in connection with the retail hardware services offered and performed by International Retail Merchant at the location(s) set forth on Exhibit A only, and in connection with private label merchandise purchased from Company for resale from the said location(s). Such use of the Mark by International Retail Merchant shall commence within one (1) year of the effective date of this Agreement by displaying a Company exterior store identification sign in compliance with the requirements set forth in the Company Identity Standards Manual.

     (b) Company does not guarantee, warrant or offer any patent or trademark protection to International Retail Merchant on any of the products purchased by International Retail Merchant from Company, and Company shall not be obligated or liable in any way to indemnify International Retail Merchant for any actual or alleged violations of patent or patent rights, or trademark, service mark, trade name or other intellectual property rights arising from or in connection with the sale or use of any products, programs or services purchased from Company by International Retail Merchant or the exercise of any rights granted hereunder.

     (c) International Retail Merchant agrees to use the Mark only in the form, manner, and logotype previously approved by Company in writing and to comply with all guidelines and instructions from time to time issued by Company with respect thereto. All use of the Mark shall clearly and conspicuously disclose that the Mark is owned by, or used under license from Company.

     (d) The quality of the services in connection with which the Mark is used shall be of high quality as determined by Company, and otherwise in accordance with such specifications as Company may, from time to time, prescribe.

     (e) In no event shall the license herein granted be construed as authorizing International Retail Merchant to use any marks, trade names, slogans or logos of Company other than as specifically licensed hereunder. International Retail Merchant agrees that it shall not place or cause to be placed the names "ACE" or "ACE"Ace" or "Ace Hardware" on any merchandise without the Company's prior written consent.

     (f) International Retail Merchant agrees not to adapt or vary the Mark or create or use any trademark, service marks, trade names, symbols or logos that are confusingly similar to those owned by Company, whether or not licensed hereunder. International Retail Merchant also agrees to at no time use the Mark in association or conjunction with any trade name, trademark or service mark owned or registered by a competitor of Company.

     (g) Company expressly disclaims any and all liability to International Retail Merchant or to any third party and International Retail Merchant agrees to indemnify and to hold Company harmless from and against any claims, suits, losses, damages or expenses with respect to any actual or alleged invalidity of the Mark or in connection with International Retail Merchant's use of the Mark, or the use of the services furnished by International Retail Merchant in connection therewith.

18. International Retail Merchant acknowledges Company's ownership of the Mark, and agrees that it will not do or permit any act to be done which may impair such ownership. International Retail Merchant agrees that all use of the Mark by it shall inure to the benefit of, and be on behalf of, Company. International Retail Merchant agrees that it will never in any manner represent that it has an ownership interest in the Mark, or contest the ownership of the Mark by Company, or attack the validity of the license herein granted. International Retail Merchant agrees to execute, upon request, such documents as Company may deem necessary or desirable to acknowledge Company's ownership of the Mark, or to register, retain, enforce or defend the Mark.

     (i) International Retail Merchant agrees to notify Company of any unauthorized use of the Mark by others, as promptly as such use may come to International Retail Merchant's attention. Company shall have the sole and exclusive right, but not the obligation, to register or renew the Mark or to commence infringement, opposition or other proceedings with respect thereto.

     (j) International Retail Merchant agrees at no time to adopt or use, or authorize, permit or condone the use by any other person or firm, of any name, word or mark which is similar to or likely to be confused with, any trade name, trademark or service mark belonging to or registered by Company, whether or not licensed hereunder, (it being understood and agreed that all variations or adaptations of any trademarks or service marks owned or registered by Company shall be the exclusive property of Company and that Company shall have the exclusive right to register the same and to license the use thereof).

19. International Retail Merchant agrees to keep in strict confidence all checklists, microfiche films, videograms, bulletins, catalogs, price lists, order forms and other documents and information furnished by Company with respect to the merchandise, programs and services which are available from Company, and at no time to divulge or display any of the foregoing, other than in connection with International Retail Merchant's transactions with Company or for the purpose of promoting International Retail Merchant's business. International Retail Merchant agrees to comply with all policy statements and guidelines communicated from time to time by Company with respect to any confidential information belonging to Company and at no time to authorize, permit or condone the use of any of the foregoing by any other person or firm.

20. Upon the termination hereof, International Retail Merchant agrees to immediately return to Company at International Retail Merchant's sole expense, all such documents and items and any equipment related thereto which have been provided by Company. International Retail Merchant further agrees, upon the termination hereof, to immediately cease and desist from all use of the Mark in any way, to apply to the appropriate governmental authorities in the Country to cancel the recording, if any, of this Agreement, to remove all signage bearing the Mark, and to destroy all printed or visual materials of any sort bearing the Mark.

21. International Retail Merchant agrees to refrain from making any representation that a product purchased from Company can be used for a purpose or in a manner not intended by its manufacturer, and International Retail Merchant assumes full responsibility for, and hereby indemnifies Company and holds it harmless from and against any and all claims asserted against Company (a) which are based upon or arise out of any such representation or (b) which are based upon or arise out of any act performed by International Retail Merchant to assist International Retail Merchant's customer in using a product purchased from Company, or to alter, install, repair or service any product purchased by International Retail Merchant from Company.

22. International Retail Merchant further agrees to indemnify Company and hold it harmless from and against any and all claims for (a) charges asserted against Company by another party for services provided by such party to International Retail Merchant or for merchandise shipped by another party at International Retail Merchant's request and (b) damages demanded from Company in connection with any occurrence concerning which it is alleged that International Retail Merchant functioned as an agent of the Company.

23. International Retail Merchant further agrees to indemnify Company and hold it harmless for the amount of all attorneys' fees and expenses reasonably incurred by it in:

     (a)  enforcing  compliance  by International  Retail  Merchant with the provisions of this Agreement or enforcing collection of any past due balances owing by International Retail Merchant on Company's billing statements,

     (b) defending any claims asserted against Company which are based upon or arise out of any occurrence of the types described in Paragraphs 13, 18, 19, 20 and 21 hereof or in attempting to avoid or mitigate any losses to Company in connection therewith, and

     (c) in protecting any security interest of Company granted in any property of International Retail Merchant in the event that International Retail Merchant becomes a debtor in bankruptcy or insolvency proceedings.

24. International Retail Merchant agrees to notify Company in writing:

     (a) prior to or concurrently with the effective date thereof, as to any change in the legal form of ownership of International Retail Merchant (such as, for example, a change from individual or partnership form to corporate form, or vice versa), it being understood that no such change will operate to release from liability to Company any party previously responsible for International Retail Merchant's obligations hereunder without the written consent of Company,

     (b) as promptly as feasible, as to the death of any partner having an interest in any partnership by which International Retail Merchant is owned or the death of any stockholder owning 50% or more of the voting stock of International Retail Merchant if International Retail Merchant is incorporated, or

     (c) not less then 30 days prior to the closing of the trans-action, as to the name and address of each proposed buyer or transferee in any proposed sale, assignment or transfer of 50% or more of the ownership interest(s) of International Retail Merchant or of the business operated at the location of International Retail Merchant's business indicated hereinabove or of all of the capital stock (both voting and non-voting) owned by the holder(s) in a corporation owning the business operated at such location if 50% or more of the outstanding voting stock of such corporation is owned by such holder(s).

25. International Retail Merchant agrees to furnish Company with annual financial statement of their year end and such current financial statements and related information, including purchase and sales figures, concerning International Retail Merchant's business as shall reasonably be requested from time to time by Company.

26. If requested at any time by Company, International Retail Merchant shall maintain at International Retail Merchant's sole expense with an insurance carrier or carriers approved by Company a policy or policies of liability insurance with a coverage limit of not less than U.S.$5,000,000.00 per occurrence with respect to any claims for damages to property, personal injuries or wrongful death which are based upon or arise out of any occurrence concerning which it is alleged that International Retail Merchant functioned as an agent of Company, or that International Retail Merchant, Company, or either of them is otherwise liable therefor, except for claims based on or arising out of the sole negligence of Company. Company shall be named as an additional insured party in each such policy and Company shall be furnished with a certificate of insurance evidencing such coverages as are required herein.

27. International Retail Merchant shall, at International Retail Merchant's sole expense, take such steps as may be required in International Retail Merchant's Country to satisfy any laws or requirements with respect to declaring, notarizing, filing, recording, or otherwise rendering this Agreement valid.

28. This Agreement shall be for an initial term of one (1) year, commencing with the date of acceptance hereof by Company, and shall thereafter be automatically renewed for successive one
     (1) year periods unless written notice of termination is given by either party no later than thirty (30) days prior to the expiration of the then current term; provided, however, that if a longer period of advance notice is required by any applicable statute, rule, or regulation, then such notice shall comply with such requirement. Notwithstanding the foregoing, Company reserves the right to terminate this Agreement upon three (3) days' advance written notice to International Retail Merchant in the event that any payment owing to Company for merchandise or services supplied to International Retail Merchant is not received within fifteen
     (l5) days after the date on which such payment is due. Further, notwithstanding the foregoing, the closing down of the business operated at International Retail Merchant's location set forth hereinabove shall automatically cause this Agreement to be terminated unless such business is moved to another location to which Company consents. This Agreement shall also immediately terminate upon the giving of written notice by Company to International Retail Merchant at any time after International Retail Merchant becomes bankrupt, insolvent or makes an assignment for the benefit of creditors. This Agreement shall also immediately terminate upon written notice of termination by Company in the event that International Retail Merchant is in breach of any provision hereof and fails to cure such breach following written notice of breach by Company and a reasonable period, which need not exceed thirty (30) days from the date of mailing of such notice, to cure such breach.

29. Notwithstanding anything herein to the contrary, if International Retail Merchant is an individual sole proprietor, this Agreement shall automatically terminate upon the death of such individual. If International Retail Merchant is a partnership, this Agreement shall automatically terminate upon the death of a member of such partnership. However, with Company's approval (which approval shall not be unreasonably withheld), such business may continue to be operated under this Agreement by the estate of such deceased individual sole proprietor or by the person(s) to whom ownership  of  said  business is to  be  distributed  by  such deceased individual's estate or by the person(s) or partnership succeeding to the interest of such deceased member of a partnership owning the business.

30. If International Retail Merchant is a corporation, this Agreement shall automatically terminate upon the consummation of any sale or transfer of all of the shares of capital stock (both voting and non-voting) of such corporation held by the holder or holders of 50% or more of its outstanding voting stock.

31. Any provision of this Agreement, with regard to which the right of Company to change the terms thereof has been reserved, shall be deemed to have been modified as of the effective date set forth in an advance written notice of such change given by Company to International Retail Merchant.

36. 32. If any amendment hereto is proposed by Company during the term hereof, then this Agreement shall be deemed to have been modified effective as of the date specified in a sixty (60) day advance written notice thereof given by Company to International Retail Merchant in order to place the Agreement in conformity with such amendment. International Retail Merchant's act of continuing to do business with Company after the effective date of such amendment shall be deemed to constitute International Retail Merchant's consent to be bound thereby. If International Retail Merchant does not consent to be bound by such amendment, then International Retail Merchant may terminate this



 Agreement by written notice thereof to Company, which notice must be received by Company on or prior to the effective date of the proposed amendment.

33. The signing of this Agreement by International Retail Merchant constitutes an application only, and this Agreement shall not be effective unless and until it has been duly accepted and countersigned by Company at its principal office in Illinois. All orders for merchandise, supplies and services placed by International Retail Merchant pursuant to this Agreement shall be transmitted to Company at said office, and International Retail Merchant shall be deemed to have consented and agreed that:

     (a) all provisions of this Agreement shall be interpreted and construed in accordance with the substantive laws of the State of Illinois, U.S.A.; and

     (b) any suit brought by Company against International Retail Merchant to enforce any provision of this Agreement or seeking any relief in connection with or arising out of the relationship between Company and International Retail Merchant may be instituted in an appropriate state or federal court in the State of Illinois and International Retail Merchant hereby expressly submits to the jurisdiction of said court for purposes of the enforcement of this Agreement and all matters related to this Agreement.

34. Neither this Agreement nor any interest of International Retail Merchant herein shall be assignable or subject to transfer or encumbrance by International Retail Merchant at any time without Company's prior written consent.

35. Except as otherwise specifically provided, all notices required or permitted to be given hereunder by one party to the other party shall be effective if personally delivered or airmailed or sent by telex or telefax to the addresses set forth hereinabove or to such other address as either party designates to the other in writing for the receipt of notices hereunder, with receipt deemed within fourteen (14) days after airmailing or within two (2) days after sending by telex or telefax.

36. The English version of this Agreement shall govern in the event of any variations between the English version and any translation hereof, and shall be used exclusively in any arbitration, legal proceeding or suit hereunder.

37. 36. The failure of either party to enforce its rights under any provision hereof shall not be deemed a waiver of such rights for purposes of future enforcement. No modification of this Agreement or any waiver of rights hereunder shall be of any force and effect unless in writing and signed by the party against whom enforcement of such waiver or modification is sought.

38. The terms and conditions set forth in any purchase order or other document shall be effective only to the extent that the same shall not be inconsistent with the terms and conditions hereof.

39. Any provision or provisions hereof, which contravene the law of any state or country in which this Agreement is effective, shall, in such state or country, to the extent of such contravention of law, be deemed separable, and shall not impair the validity of any other term, condition, or provision hereof.


IN WITNESS WHEREOF, this Agreement has been executed on this _________ day of _________________________, 20_____, by the
person(s) signing it for International Retail Merchant, whose authority to sign shall be deemed to have been duly authorized by International Retail Merchant.

                              International Retail Merchant:

                              _____________________________________
                                [Corporate  or  Partnership Name]

(COMPANY SEAL)                By:__________________________________
                              Printed name:________________________
                              Title:_______________________________
                              (If International Retail Merchant  is
                              a  corporation,  the  corporate  name
                              should be written hereon followed  by
                              the   signature  and  title   of   an
                              appropriate       officer.         If
                              International  Retail Merchant  is  a
                              partnership,  the  partnership   name
                              should be written hereon followed  by
                              the signatures of all partners.)


ACCEPTED for Ace Hardware
Corporation at Oak Brook,
Illinois this _____ day
of ________________, 20____.


By:________________________

   ________________________
     (Title of Officer)


(CORPORATE SEAL)

 ACE HARDWARE CORPORATION INTERNATIONAL RETAIL MERCHANT AGREEMENT

                                           EXHIBIT A

The following is(are) the retail business location(s) applicable to the International Retail Merchant Agreement:

                                                       DATE OF

     NAME     OF     BUSINESS                 ADDRESS    (LOCATION)
AFFILIATION

1.
___________________________________________________________________
____________________

2.
___________________________________________________________________
____________________

3.
___________________________________________________________________
____________________

4.
___________________________________________________________________
____________________

5.
___________________________________________________________________
____________________




                                   International Retail Merchant:

                                   ________________________________
_________
                                        [Corporate  or  Partnership
Name]
                            (COMPANY                          SEAL)
By:____________________________________(COMPANY SEAL)
                                   By:_____________________________
__________
                                   Printed
Name:______________________________
                                   Title:__________________________
___________
                                   (If     International     Retail
                                   Merchant  is a corporation,  the
                                   corporate name should be written
                                   hereon followed by the signature
                                   and   title  of  an  appropriate
                                   officer.     If    International
                                   Retail     Merchant     is     a
                                   partnership,   the   partnership
                                   name  should  be written  hereon
                                   followed  by  the signatures  of
                                   all partners.)

ACCEPTED for Ace Hardware Corporation
at Oak Brook, Illinois this ____ day
of __________________, 20____.


By:___________________________________

   ___________________________________
         (Title of Officer)

 (CORPORATE SEAL)